DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 7/31/2015

Accounting Method: [X] Accrual Basis [ ] Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
[X]	[ ]	1. Cash Receipts and Disursements Statement (Form 2-B)
[X]	[ ]	2. Balance Sheet (Form 2-C)
[X]	[ ]	3. Profit and Loss Statement (Form 2-D)
[X]	[ ]	4. Supporting Schedules (Form 2-E)
[X]	[ ]	5. Quarterly Fee Summary (Form 2-F)
[X]	[ ]	6. Narrative (Form 2-G)
[X]	[ ]	7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
[X]	[ ]	8. Bank Statement Reconciliations for all Bank Accounts
[X]		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 9/3/2015 **Print Name:** William Zisch

Signature: William Zisch

Title: CEO and President

Rev. 7/31/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

For Period: 6/22/2015 to 7/31/2015 7

Entity Number **CASH FLOW SUMMARY**		21 Midway Gold Corp.	2 Midway Gold U.S. Inc.	16 Midway Services Co.	13 MDW Mine ULC	14 MDW Pan Hold Co.	19 MDW Pan LLP	15 MDW GR Hold Co.	20 MDW Gold Rock LLP	10 RR Exploration	5 Nevada Talon LLC	9 Midway Gold Realty	6 GEH (BC) Holding Inc.	7 GEH (US) Holding Inc.	8 Golden Eagle Holding Inc.	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	5,965,984	-	-	-	-	-	-	-	-	5,965,984
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		42,091	1,430,588	720,000	-	1,278,000	-	175,000	175,000	-	41,000	-	-	-	-	3,861,679 [2]
Miscellaneous		153	9,615	3,699	-	-	5,616	-	-	-	-	-	-	-	-	19,083
Total Cash Receipts	$	42,245	1,440,203	723,699	-	1,278,000	5,971,600	175,000	175,000	-	41,000	-	-	-	-	9,846,747
3. Cash Disbursements																
Operations		(4,545)	(313,309)	(755,207)	-	-	(1,241,498)	-	(177,838)	(125)	(41,205)	(2,402)	-	-	-	(2,536,129)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(5,829)	(1,950)	(975)	-	-	(296,909)	-	(650)	(325)	(325)	(325)	-	-	-	(307,288)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(936,000)	-	-	(1,278,000)	(1,278,000)	(175,000)	-	-	-	-	-	-	-	(3,862,288) [2]
Total Cash Disbursements	$	(225,837)	(1,251,259)	(756,182)	-	(1,278,000)	(2,816,408)	(175,000)	(178,488)	(450)	(41,530)	(2,727)	-	-	-	(6,725,880)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(183,592)	188,943	(32,482)	-	-	3,155,193	-	(3,488)	(450)	(530)	(2,727)	-	-	-	3,120,867
5 Ending Cash Balance (to Form 2-C)	$	96,855	203,455	52,155	-	100	3,574,336	100	7	4,283	389	202	-	-	-	3,931,881 [3]

CASH BALANCE SUMMARY

	Financial Institution		Balance 31-Jul-15
MDW Corp	TD Canada Trust (CAD)	$	96,855
Midway Gold US	Wells Fargo N.A.		203,455
Midway Services Company	Wells Fargo N.A.		52,155
Nevada Talon	Wells Fargo N.A.		389
Realty	Wells Fargo N.A.		202
RR Exploration	Wells Fargo N.A.		4,283
Mine Services LLC [4]	Wells Fargo N.A.		363
MDW Pan Hold Co.	Wells Fargo N.A.		100
MDW GR Hold Co.	Wells Fargo N.A.		100
Midway Pan Mine Co. [4]	Wells Fargo N.A.		100
Midway Gold Rock Mine Co. [4]	Wells Fargo N.A.		100
MDW Pan LLP	Wells Fargo N.A.		3,537,858
MDW Pan LLP	BNY Mellon		36,478
MDW Gold Rock LLP	Wells Fargo N.A.		7
		$	3,932,444 [3][5]

[1] Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees
[3] All cash balances should be the same.
[4] Non-Debtor Entities
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 7/31/2015 7

Entity Number **CASH FLOW SUMMARY**		21 Midway Gold Corp.	2 Midway Gold U.S. Inc.	16 Midway Services Co.	13 MDW Mine ULC	14 MDW Pan Hold Co.	19 MDW Pan LLP	15 MDW GR Hold Co.	20 MDW Gold Rock LLP	10 RR Exploration	5 Nevada Talon LLC	9 Midway Gold Realty	6 GEH (BC) Holding Inc.	7 GEH (US) Holding Inc.	8 Golden Eagle Holding Inc.	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	5,965,984	-	-	-	-	-	-	-	-	5,965,984
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		42,091	1,430,588	720,000	-	1,278,000	-	175,000	175,000	-	41,000	-	-	-	-	3,861,679 [2]
Miscellaneous		153	9,615	3,699	-	-	5,616	-	-	-	-	-	-	-	-	19,083
Total Cash Receipts	$	42,245	1,440,203	723,699	-	1,278,000	5,971,600	175,000	175,000	-	41,000	-	-	-	-	9,846,747
3. Cash Disbursements																
Operations		(4,545)	(313,309)	(755,207)	-	-	(1,241,498)	-	(177,838)	(125)	(41,205)	(2,402)	-	-	-	(2,536,129)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(5,829)	(1,950)	(975)	-	-	(296,909)	-	(650)	(325)	(325)	(325)	-	-	-	(307,288)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(936,000)	-	-	(1,278,000)	(1,278,000)	(175,000)	-	-	-	-	-	-	-	(3,862,288) [2]
Total Cash Disbursements	$	(225,837)	(1,251,259)	(756,182)	-	(1,278,000)	(2,816,408)	(175,000)	(178,488)	(450)	(41,530)	(2,727)	-	-	-	(6,725,880)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(183,592)	188,943	(32,482)	-	-	3,155,193	-	(3,488)	(450)	(530)	(2,727)	-	-	-	3,120,867
5 Ending Cash Balance (to Form 2-C)	$	96,855	203,455	52,155	-	100	3,574,336	100	7	4,283	389	202	-	-	-	3,931,881 [3]

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 31-Jul-15	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 96,855	$ 280,447
Midway Gold US	Wells Fargo N.A.	203,455	14,511
Midway Services Company	Wells Fargo N.A.	52,155	84,638
Nevada Talon	Wells Fargo N.A.	389	919
Realty	Wells Fargo N.A.	202	2,930
RR Exploration	Wells Fargo N.A.	4,283	4,733
Mine Services LLC [4]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [4]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [4]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	3,537,858	382,665
MDW Pan LLP	BNY Mellon	36,478	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	7	3,494
		$ 3,932,444 [3][5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees
[3] All cash balances should be the same.
[4] Non-Debtor Entities
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/22/2015 to 7/31/2015

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
6/26/2015	TD Canada US (Transfer)	21	Intercompany Transfer	$ 40,600.90
7/2/2015	TD Canada Trust	21	Miscellaneous	81.09
6/26/2015	TD Canada US (Transfer)	21	Intercompany Transfer	1,490.28
7/24/2015	Royal Bank of Canada	21	Miscellaneous	15.63
6/30/2015	Bank of Montreal	21	Miscellaneous	43.43
7/31/2015	Royal Bank of Canada	21	Miscellaneous	3.01
7/31/2015	TD Canada Trust	21	Miscellaneous	10.19
6/26/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	200,000.00
6/26/2015	from TD Canada USD	2	Intercompany Transfer	100,736.20
6/30/2015	Bank of Montreal (Transfer)	2	Intercompany Transfer	5,352.40
7/2/2015	Blue Radio	2	Miscellaneous	6,649.50
7/2/2015	Jaime Wells	2	Miscellaneous	475.00
7/6/2015	Royal Bank of Canada (Transfe	2	Intercompany Transfer	46,499.67
7/7/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	220,000.00
7/20/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	350,000.00
7/23/2015	MG Point LLC	2	Miscellaneous	2,490.12
7/24/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	173,000.00
7/24/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	35,000.00
7/27/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	300,000.00
7/17/2015	Midway Gold U.S. (Transfer)	5	Intercompany Transfer	1,000.00
7/21/2015	Midway Gold U.S. (Transfer)	5	Intercompany Transfer	5,000.00
7/24/2015	Midway Gold U.S. (Transfer)	5	Intercompany Transfer	35,000.00
6/25/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	200,000.00
7/7/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	220,000.00
7/20/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	350,000.00
7/24/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	173,000.00
7/24/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	35,000.00
7/27/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	300,000.00
7/24/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	173,000.00
7/27/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	2,000.00
6/25/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	200,000.00
7/2/2015	Cobra Help	16	Miscellaneous	7.49
7/7/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	220,000.00
7/20/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	300,000.00
7/23/2015	Cobra Help	16	Miscellaneous	3,691.82
6/26/2015	Metalor	19	Sales	5,533.43
6/26/2015	Metalor	19	Sales	56,439.77
6/26/2015	Metalor	19	Sales	13,848.89
6/26/2015	Metalor	19	Sales	34,843.37
6/26/2015	Metalor	19	Sales	20,266.20
6/26/2015	Metalor	19	Sales	4,091.74
6/26/2015	Metalor	19	Sales	995,112.90
6/26/2015	Metalor	19	Sales	564,952.20
7/2/2015	NRHA Eureka Canyon	19	Miscellaneous	601.00
7/2/2015	NRHA Eureka Canyon	19	Miscellaneous	577.68
7/2/2015	National Business Factors	19	Miscellaneous	5.00
7/2/2015	Apex Logistics	19	Miscellaneous	4,432.48
7/6/2015	Metalor	19	Sales	936,775.28
7/7/2015	Metalor	19	Sales	861,965.00
7/15/2015	Metalor	19	Sales	972,779.50
7/21/2015	Metalor	19	Sales	654,428.00
7/28/2015	Metalor	19	Sales	844,947.94
7/24/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	173,000.00
7/27/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	2,000.00
			Total Sales	$ 5,965,984.22
			Total Intercompany Transfers	$ 3,861,679.45
			Total Miscellaneous	$ 19,083.44
			Total Cash Receipts	$ **9,846,747.11** [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/22/2015 to 7/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Description (Purpose)		Amount (USD$)
21	7/1/2015	144377	Borden Ladner Gervalis	retainer	$	-20,174.31
21	7/10/2015	869	Broadridge			-2,634.37
21	7/17/2015	870	Blender			-348.30
21	7/27/2015	871 wire	Ernest & Young			-5,829.05
21	7/27/2015	872	Blender			-365.47
21	7/31/2015	fees	TD Canada Trust	fees		-384.74
21	7/31/2015	873	Filing Services Canada Inc.	Inv 9244		-592.95
21	6/26/2015	Transfer	TD Canada	Intercompany Transfer		-41,199.74
21	6/26/2015	Transfer	TD Canada	Intercompany Transfer		-100,746.20
21	6/26/2015	transfer	TD Canada Trust	Intercompany Transfer		-1,490.28
21	6/26/2015	transfer	RBC	Intercompany Transfer		-46,499.67
21	6/26/2015	bank fee	RBC			-20.00
21	7/2/2015	image fee	RBC			-3.01
21	7/7/2015	Activity fee	RBC			-23.35
21	6/30/2015	transfer	Bank of Montreal	Intercompany Transfer		-5,352.40
21	6/30/2015	Fees	Bank of Montreal	Intercompany Transfer		-129.31
21	6/30/2015	Fees	Bank of Montreal	fees		-43.43
2	6/26/2015	transfer	Wells Fargo	Intercompany Transfer		-200,000.00
2	6/30/2015	144522	Grow Resources			-4,875.00
2	7/6/2015	144518	Eric LeLacheur			-1,010.30
2	7/6/2015	144520	James Wilbourn			-120.73
2	7/7/2015	transfer	Wells Fargo	Intercompany Transfer		-220,000.00
2	7/9/2015	144523	ARTIS HRA Inverness	July Rent		-27,201.90
2	7/10/2015	5988	Barbarich Property Management			-525.00
2	7/10/2015	5989	Postal Palace Townhomes LLC			-4,200.00
2	7/10/2015	144517	Angel Lyons	3rd Q rent		-5,209.29
2	7/10/2015	5990-ACH	Aaron Ratke			-100.00
2	7/10/2015	5991-ACH	Brad Blacketor			-133.44
2	7/10/2015	5993	InsightSoftware			-3,480.00
2	7/10/2015	5994	James Wilbourn			-50.00
2	7/10/2015	5995-ACH	Spillman	Inv 41026		-120.00
2	7/10/2015	5997-ACH	Grow Resources			-2,950.00
2	7/10/2015	5996-ACH	ISC dba Venture Tech			-9,429.52
2	7/10/2015	5992-on line	Frontier			-230.64
2	7/13/2015	fees	Wells Fargo	Service Fees		-1,526.38
2	7/14/2015	144524	US Bank Corporate Payment			-25,000.00
2	7/17/2015	6000	Cintas Corporation	Inv 5003294453		-75.12
2	7/17/2015	6001	Grow Resources			-4,575.00
2	7/17/2015	6002 ONL	All Copy MO			-225.76
2	7/17/2015	6003 ach	All Copy Denver			-1,106.40
2	7/17/2015	144526	Firmex			-5,700.00
2	7/17/2015	6004-ach	Mountain States Employers Council			-1,275.00
2	7/20/2015	transfer	Wells Fargo	Intercompany Transfer		-300,000.00
2	7/21/2015	transfer	Wells Fargo	Intercompany Transfer		-5,000.00
2	7/24/2015	6005	DOI BLM			-465.00
2	7/24/2015	6006	DOI BLM			-147,095.00
2	7/24/2015	6007	Fed Ex			-116.93
2	7/24/2015	6008	Ferry County Auditor	3 claims Golden Eagle		-74.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/22/2015 to 7/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Description (Purpose)	Amount (USD$)
2	7/24/2015	6009	Grow Resources		-1,000.00
2	7/24/2015	6010	Nye Co Recorder	444 claims Tonopah	-4,666.00
2	7/24/2015	6011	Paula Dobbs		-2,040.00
2	7/24/2015	6012	Pershing Co Recorder	55 Claims Spring Valley	-584.50
2	7/24/2015	6013	WhitePine Co Recoder		-3,609.50
2	7/24/2015	144544	Microsoft		-1,250.00
2	7/24/2015	6014 ach	Guidewire Systems Integrator		-6,566.40
2	7/24/2015	6016-ach	Offices for Lease		-50.00
2	7/24/2015	6015-wire	Miller Advertising		-15,641.00
2	7/24/2015	transfer	Wells Fargo	Intercompany Transfer	-35,000.00
2	7/24/2015	transfer	Wells Fargo	Intercompany Transfer	-173,000.00
2	7/27/2015	6017	Tab	Inv 2296110	-60.00
2	7/27/2015	6018	Verizon Wireless		-756.80
2	7/27/2015	6019	White Pine Co Recorder	Pinyon	-1,131.50
2	7/27/2015	6020	All Copy PA	45173731 post	-500.35
2	7/27/2015	transfer	Wells Fargo	Intercompany Transfer	-1,000.00
2	7/27/2015	transfer	Wells Fargo	Intercompany Transfer	-2,000.00
2	7/30/2015	6021	US Trustee	GEH BC Holding Q2	-325.00
2	7/30/2015	6022	US Trustee	GEH US Holding Q2	-325.00
2	7/30/2015	6023	US Trustee	Midway Gold Q2	-325.00
2	7/30/2015	6024	US Trustee	Golden Eagle Q2	-325.00
2	7/30/2015	6025	US Trustee	MDW Mine ULC Q2	-325.00
2	7/30/2015	6026	US Trustee	US Gold Corp Q2	-325.00
2	7/31/2015	6027	Fed Ex		-25.82
2	7/31/2015	6028	Mt Wheeler Power	Inv 353122	-104.49
2	7/31/2015	6029	Tab	Inv 2294850	-146.80
2	7/31/2015	144566	US Bank Corporate Payment	July	-853.46
2	7/31/2015	144565	All Copy MO	3E+08	-259.62
2	7/31/2015	6030 - ACH	ARTIS HRA Inverness	August Rent	-27,192.81
5	7/17/2015	1049	Key State Corporate		-5,450.00
5	7/24/2015	1050	DOI BLM	216 Spring Valley East	-33,480.00
5	7/24/2015	1051	Pershing Co Recorder		-2,275.00
5	7/30/2015	1052	US Trustee	Q2	-325.00
9	6/24/2015	2093	White Pine Co Treasuer	Property Taxes	-2,232.19
9	7/3/2015	15070301	ATT		-68.30
9	7/27/2015	2094	City of Ely		-47.42
9	7/30/2015	2095	US Trustee	Q2	-325.00
9	7/31/2015	2096	Mt Wheeler Power		-54.40
10	7/17/2015	3423	Key State Corp		-125.00
10	7/30/2015	3424	US Trustee	Q2 Lease Expense	-325.00
14	6/25/2015	transfer	Wells Fargo	Intercompany Transfer	-200,000.00
14	7/7/2015	transfer	Wells Fargo	Intercompany Transfer	-220,000.00
14	7/20/2015	transfer	Wells Fargo	Intercompany Transfer	-350,000.00
14	7/24/2015	transfer	Wells Fargo	Intercompany Transfer	-173,000.00
14	7/24/2015	transfer	Wells Fargo	Intercompany Transfer	-35,000.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/22/2015 to 7/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Description (Purpose)	Amount (USD$)
14	7/27/2015	transfer	Wells Fargo	Intercompany Transfer	-300,000.00
15	7/24/2015	transfer	Wells Fargo	Intercompany Transfer	-173,000.00
15	7/27/2015	transfer	Wells Fargo	Intercompany Transfer	-2,000.00
16	6/22/2015	144250	Rocky Mt Reserve	fee	-171.00
16	6/22/2015	144247	Cigna		-84,862.14
16	6/26/2015	PP #13	Paycom Payroll	PP # 13 ACH	-117,738.09
16	6/26/2015	PP #13	Paycom Payroll	PP # 13 Taxes	-53,519.83
16	6/26/2015	PP #13	Paycom Payroll	fee	-692.66
16	6/26/2015	144248	Principal	PP #13	-14,464.93
16	6/26/2015	144249	Rocky Mt Reserve	PP #13	-2,247.49
16	7/3/2015	10080		student RIF	-1,320.09
16	7/10/2015	PP# 14	Paycom Payroll	PP # 14 ACH	-115,832.03
16	7/10/2015	PP# 14	Paycom Payroll	PP # 14 Taxes	-56,040.01
16	7/10/2015	PP# 14	Paycom Payroll	PP # 14 Fees	-767.66
16	7/10/2015	144301	Principal	PP # 14	-13,635.22
16	7/10/2015	144303	Rock Mt Resserve	fsa	-494.30
16	7/10/2015	1052	VSP		-1,090.85
16	7/10/2015	1053	VSP		-1,702.11
16	7/13/2015	144300	Rocky Mt Reserve	PP #14	-1,878.18
16	7/17/2015	1055	Allstate		-353.36
16	7/17/2015	1056	Metlife		-9,105.60
16	7/22/2015	144302	Cigna	July	-61,675.54
16	7/22/2015	PP #15	Paycom Payroll	PP # 15 ACH	-125,702.77
16	7/22/2015	PP #15	Paycom Payroll	PP # 15 Taxes	-60,158.36
16	7/22/2015	PP #15	Paycom Payroll	fee	-684.22
16	7/22/2015	144304	Rocky Mt Reserve	fee	-166.75
16	7/22/2015	144305	Principal		-20,685.50
16	7/24/2015	1057	Metlife	August premium	-6,171.56
16	7/24/2015	1058	Rocky Mt Reserve	PP# 15 FSA	-1,878.18
16	7/30/2015	1059	US Trustee	Q2	-975.00
16	7/13/2015	10079	Garnishment		-483.84
16	7/13/2015	10081	Garnishment		-424.70
16	7/28/2015	144299	Principal	2nd Q fee	-1,259.79
19	6/25/2015	transfer	Wells Fargo	Intercompany Transfer	-200,000.00
19	6/29/2015	ach	American Assay	deposit	-45,000.00
19	6/29/2015	144522	AT&T Nevada		-70.00
19	6/30/2015	144524	Andrea Gill	20150624 post	-4,500.00
19	6/30/2015	144523	James Moore	Inv 2015 MDW4	-5,000.00
19	6/30/2015	144525	Steve Stine		-11,200.00
19	7/1/2015	15070102	United Rentals	Inv # 129395552	-12,867.34
19	7/1/2015	15070101	Ore-Max		-21,531.58
19	7/1/2015	15070105	NDEP		-20,000.00
19	7/1/2015	15070104	NDEP		-200.00
19	7/1/2015	15070103	NDEP		-17,739.12
19	7/1/2015	15070102	NDEP		-20,400.65
19	7/6/2015	144509	Andrea Gill		-4,500.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/22/2015 to 7/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Description (Purpose)	Amount (USD$)
19	7/6/2015	144511	Lynn B Greenman		-6,500.00
19	7/6/2015	144512	Ross MacLean		-10,218.46
19	7/6/2015	144513	Stephen Stine		-10,400.00
19	7/6/2015	15070601	Enterprise		-10,399.39
19	7/7/2015	transfer	wells Fargo	Intercompany Transfer	-220,000.00
19	7/7/2015	1570701	Big 8 Tires		-2,696.48
19	7/7/2015	15070701	Cyanco		-21,881.78
19	7/8/2015	15070801	Ledcor		-136,359.00
19	7/9/2015	2473	Gust Electric		-500.00
19	7/9/2015	2474	J & M Trucking		-250.00
19	7/9/2015	2475	NV Rural Housing		-3,305.00
19	7/9/2015	2476	Durick Motorsports		-1,591.51
19	7/10/2015	15071003	Ore Max		-1,849.87
19	7/10/2015	15071004	Thomas Petro	Inv 1691798	-3,500.00
19	7/10/2015	2480	Lynn B Greenman		-5,000.00
19	7/10/2015	2477	Fairfield Woods		-4,815.00
19	7/10/2015	2478	Luskin Stern Eisler		-66,074.50
19	7/10/2015	2479	RPA Advisors		-44,512.75
19	7/10/2015	144525	Andrea Gill		-4,542.87
19	7/10/2015	144528	Christopher C Lewis		-215.00
19	7/10/2015	2481 ach	Gust Electric Inc		-5,190.00
19	7/14/2015	15071401	Thomas Petro	Inv 1692977	-6,358.14
19	7/13/2015	15071301	Ledcor		-136,359.00
19	7/14/2015	15071402	NDEP		-5,000.00
19	7/14/2015	15071501	4 J Fabrication		-185.32
19	7/14/2015	144529	Airgas Onsite Safety		-1,163.77
19	7/14/2015	144530	Enterprise		-13,324.26
19	7/14/2015	2473	Solenis LLC		-7,196.11
19	7/16/2015	144526	Big 8 Tires		-841.85
19	7/17/2015	144531	Thomas Petro	Inv 1692775	-3,595.52
19	7/17/2015	144532	Andy Kaczmarek		-17,900.00
19	7/17/2015	2488-ACH	James Moore		-5,715.33
19	7/17/2015	144536	Lynn B Greenman		-5,000.00
19	7/17/2015	2489-ACH	Ross MacLean		-10,495.34
19	7/17/2015	2490-ACH	Stine Consulting		-11,000.00
19	7/17/2015	144539	Sunbelt Rentals		-2,070.71
19	7/17/2015	144535	Luskin Stern Eisler		-20,956.26
19	7/17/2015	144537	RPA Advisors		-67,326.98
19	7/17/2015	2484	Codale Electric Supply		-3,535.55
19	7/17/2015	2485	Fairfield &Woods	Inv 20150713	-1,260.00
19	7/17/2015	2486	Grainger	Inv 9769006371	-919.16
19	7/17/2015	2487	Industrial Supply	1049234-03 POST	-85.09
19	7/17/2015	144533	Delta Fire Systems		-85,990.00
19	7/20/2015	transfer	Wells Fargo	Intercompany Transfer	-350,000.00
19	7/21/2015	144540	United Rentals		-587.94
19	7/21/2015	144541	Direct Force	Leach Pad	-7,410.00
19	7/21/2015	144542	Direct Force	Back fill	-6,000.00
19	7/21/2015	144543	Direct Force	Manpower	-6,450.00
19	7/22/2015	144544	OreMax		-2,081.18

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/22/2015 to 7/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Description (Purpose)	Amount (USD$)
19	7/24/2015	144553	Ledcor		-68,000.00
19	7/24/2015	144553	Ledcor		-179.50
19	7/24/2015	2491	Big Sky Acoustics, LLC		-429.00
19	7/24/2015	2492	DOI BLM	July 23 Pan	-10,000.00
19	7/24/2015	2493	DOI BLM	121 claims Pan - 429 Claims Pan	-85,250.00
19	7/24/2015	2494	Fairfield & Woods		-225.00
19	7/24/2015	2495	Industrial Supply		-112.99
19	7/24/2015	2496	Parson & Behle		-9,304.25
19	7/24/2015	2497	Sanitary Septic	Inv 45269	-647.40
19	7/24/2015	144547	Andrea Gill		-7,277.17
19	7/24/2015	144548	James Moore		-7,057.49
19	7/24/2015	144550	Lynn B Greenman		-5,022.69
19	7/24/2015	144552	Stine Consulting	Inv 7-2015	-2,900.00
19	7/24/2015	144549	Luskin Stern Eisler	Inv 20150721	-9,644.61
19	7/24/2015	144551	RPA Advisors	Inv 01166	-26,165.83
19	7/24/2015	transfer	Wells Fargo	Intercompany Transfer	-35,000.00
19	7/24/2015	transfer	Wells Fargo	Intercompany Transfer	-173,000.00
19	7/27/2015	2498	Airgas	Inv 9040614903	-937.98
19	7/27/2015	2499	Grainger	Inv 80498	-108.70
19	7/27/2015	2500	Industrial Supply	1049234-04 Post	-219.21
19	7/27/2015	2501	NV Division Of Water Res	84729	-696.00
19	7/27/2015	2502	Airgas	Inv 992839933648	-57.14
19	7/27/2015	2503	Barrick Gold of North America	June 2015 Post	-1,099.92
19	7/27/2015	2504	Ely Disposal	8158669 Post	-150.00
19	7/27/2015	2505	Eureka Television District	Inv 20150701	-750.00
19	7/27/2015	2506	Eureka Town Water		-39.86
19	7/27/2015	2507	Mt Wheeler		-6,173.52
19	7/27/2015	2508	NORCO		-31.03
19	7/27/2015	2509	NV Rural Housing	Eureka Townhouses Aug	-1,795.00
19	7/27/2015	2510	Roscoe Postle Associates Inc	Inv C38652	-7,275.89
19	7/27/2015	2511	Sanitary Septic	Inv 45276 & 75265	-1,294.80
19	7/27/2015	2512	White Pine Co Recorder		-5,783.00
19	7/27/2015	144554	AT&T Nevada		-3,969.00
19	7/27/2015	144555	Ross MacLean		-7,689.23
19	7/27/2015	144556	Sunbelt Rentals		-9,718.92
19	7/27/2015	2513	Air sciences	Inv 260-1-1506 post	-156.29
19	7/27/2015	2514	Cyanco	Inv 250844	-942.07
19	7/27/2015	144559	Gust Electric		-500.00
19	7/27/2015	2515	Homestake Mininh	Augusr Rent Ruby Hill	-4,037.00
19	7/27/2015	2516	Office Pro	AR199354	-364.54
19	7/27/2015	144562	Sunbelt Rentals		-1,321.17
19	7/27/2015	transfer	Wells Fargo	Intercompany Transfer	-300,000.00
19	7/28/2015	144564	Thomas Petro		-19,996.71
19	7/29/2015	144563	Cyanco	prepayment	-22,000.00
19	7/29/2015	144561	AT&T Nevada		-1,732.11
19	7/29/2015	144565	AT&T Nevada		-121.50
19	7/29/2015	144566	AT&T Nevada		-70.00
19	7/30/2015	2517	US Trustee	Q2 Pan	-650.00
19	7/30/2015	2518	US Trustee	Q2 Pan Holding	-325.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/22/2015 to 7/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Description (Purpose)	Amount (USD$)
19	7/31/2015	144515	AT&T Nevada		-2,690.79
19	7/31/2015	2519	Ely Disposal	Prepaid Deposit	-3,900.00
19	7/31/2015	2520	J & M Trucking		-250.00
19	7/31/2015	2521	Leica Geosystems	Inv 900443078 & 900443094	-4,281.63
19	7/31/2015	2523	Mt Wheeler	Inv 353135-355844	-43.64
19	7/31/2015	2524	Quick Space	Inv 1433115	-382.43
19	7/31/2015	2525	Tetra Tech	Inv 204150729	-4,950.00
19	7/31/2015	2526	WheelerMachinery	Inv RS0000030462	-874.52
19	7/31/2015	2527	Direct Force	2012-637 & 2012-641	-2,010.50
19	7/31/2015	2528	Geotemps	223685 & 223902	-913.50
19	7/31/2015	144567	Andrea Gill	Jul 26 -Aug 1	-4,922.45
19	7/31/2015	144577	Stine Consulting		-11,200.00
19	7/31/2015	144570	James Moore	Inv 2015 MDW7	-1,487.20
19	7/31/2015	144571	Ross MacLean	Jul 18 - Jul 24	-9,370.23
19	7/31/2015	144574	Lynn B Greenman	Aug 3 -Aug 7	-5,000.00
19	7/31/2015	144575	McClelland Labs	Inn 4036-12415	-57,889.00
19	7/31/2015	2522-wire	McClelland Labs	Inv 3989/12345	-23,294.00
19	7/31/2015	144576	RPA Advisors	Inv 01167	-22,830.00
19	7/31/2015	144578	US Bank Corporate Payment Systems		-9,440.90
19	7/31/2015	144579	United Rentals		-17,457.68
19	7/31/2015	2529-wire	Ledcor	prepayment 8/2 - 8/8	-68,179.50
19	7/31/2015	144572	Gustavson		-7,657.25
19	7/31/2015	144573	Luskin Stern Eisler		-15,543.00
20	7/24/2015	1063	DOI BLM Ely	July GR	-10,000.00
20	7/24/2015	1064	DOI BLM Reno		-154,225.00
20	7/24/2015	1065	White Pine Co Recorder		-10,471.50
20	7/27/2015	144563	Arcadis US Inc		-3,141.00
20	7/30/2015	1066	US Trustee	GR Holding Q2	-325.00
20	7/30/2015	1067	US Trustee	GR Q2	-325.00
				Total Cash Disbursements	$ -6,725,880.16 [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 7/31/2015

	CONSOLIDATED July 31, 2015 Actual	CONSOLIDATED June 21, 2015 Actual
Assets		
Current Assets		
Cash and Cash Equivalents	3,932,444	811,577
Accounts Receivable	329,972	333,962
Inventory	13,239,268	20,105,452
Prepaid	3,934,764	3,871,105
Other Current Assets	103,783	102,495
Total Current Assets	**21,540,231**	**25,224,592**
Investments	375	375
Investment in Partnerships	(0)	(0)
Property & Equipment	130,870,152	131,235,485
Reclamation Deposits	3,744,642	3,744,642
Mineral Properties	18,029,003	18,029,003
Other Long Term Assets	98,249	98,248
Total Long Term Assets	**152,742,420**	**153,107,753**
Total Assets	**174,282,651**	**178,332,345**
Current Liabilities		
Accounts Payable - Pre-Petition	(21,601,784)	(21,650,159)
Accounts Payable - Post-Petition	(259,515)	0
Reclamation and Remediation	(8,715)	(8,715)
Other Short Term Liabilities	(260,190)	(265,261)
Short Term Debt	(51,673,880)	(51,673,880)
Total Current Liabilities	**(73,804,083)**	**(73,598,014)**
Long Term Liabilities		
Reclamation and Remediation	(6,911,642)	(6,911,642)
Intercompany	(65)	(65)
Other Long Term Liabilities	(386,029)	(389,394)
Long Term Debt	(0)	0
Employee Related Benefits	(2,500)	(2,500)
Total Long Term Liabilities	**(7,300,237)**	**(7,303,601)**
Total Liabilities	**(81,104,320)**	**(80,901,615)**
Redeemable Preferred Stock	(54,382,285)	(54,382,285)
Shareholder's Equity		
Common Stock	(167,553,496)	(167,553,496)
Partnership Capital	0	0
Accum OCI	556,290	556,290
Current Year Retained Earnings	29,396,793	25,144,394
Accumulated Deficit	98,804,366	98,804,366
Total Shareholder's Equity	**(38,796,046)**	**(43,048,445)**
Liability and Equity	**(174,282,651)**	**(178,332,345)**

[1] Petition date values are taken from the Debtors balance sheet as of the petition date or are the values listed on the Debtors schedules.

Rev. 7/31/15

DEBTOR(S): Midway Gold US Inc.
CASE NO: 15-16835

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 6/22/2015 **to** 7/31/2015

	CONSOLIDATED July 2015 Actual		CONSOLIDATED July 2015 [1] Actual (Accum Post-Petition)
Revenue			
Sales	(5,968,214)		(5,968,214)
Total Revenue	**(5,968,214)**		**(5,968,214)**
Cost of Sales			
Cost of Goods Sold	5,060,145		5,060,145
Depreciation	1,787,708		1,787,708
Inventory Write-Down	2,184,137		2,184,137
Total Cost of Sales	**9,031,989**		**9,031,989**
Accretion	0		0
Mineral exploration expenditures	342,768		342,768
General & Administrative			
Consulting	46,011		46,011
Depreciation - CGA	28,130		28,130
Interest and bank charges	2,068		2,068
Legal, audit and accounting	45,764		45,764
Office & administrative	189,357		193,326
Salaries and benefits	180,525		180,525
Transfer agent and filing fees	5,835		5,835
Travel	1,349		1,349
Investor relations	15,007		15,007
Total General & Administrative	**514,046**		**518,015**
Total Operating Costs	**9,888,803**		**9,892,772**
Foreign exchange (gain) loss	584		584
Other income	331,348		331,348
(Gain) loss on disposal of PP&E	(40)		(40)
Interest and investment income	(81)		(81)
Total Other (Income) Expense	**331,811**		**331,811**
Net Loss Before Income Tax	**4,252,399**		**4,256,368**
Income tax recovery	0		0
Net Income	**4,252,399**		**4,256,368**

[1] Accumulated Totals include all revenue and expenses since the petition date.

Rev. 7/31/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 6/22/2015 to 7/31/2015

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld		$103,882	$82,769	$21,113
Employee FICA taxes withheld		47,437	36,887	10,550
Employer FICA taxes		47,045	36,632	10,413
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes		665	558	107
Other:				
Local				
Personal property taxes				
Real property taxes		8,811	2,232	6,579
Other:				
			Total unpaid post-petition taxes	$48,763

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	12/1/2015	12/1/2015
General liability	Federal INS	1,000,000	12/1/2015	12/1/2015
Property (fire, theft, etc.)	National UN-PA	35,000,000	4/1/2016	4/1/2016
Vehicle	Federal INS	1,000,000	12/1/2015	12/1/2015
Other (list): Umbrella Liability	Federal INS	25,000,000	12/1/2015	12/1/2015
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 6/22/2015 to 7/31/2015

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$201,448				$201,448
Post-petition receivables	(3,991)				(3,991)
Total	$197,456				$197,456

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$142,205	$37,186			$179,391
Other Payables	80,024				80,024
Total	$222,229	$37,186			$259,415

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due *
Debtor Counsel - Squire Patton Boggs	$54,678	($294,518)	-	7/17/2015	($239,840)
Debtor Local Counsel - S&W	25,000	(26,289)	-	7/16/2015	(1,289)
Debtor Canadian Counsel - DLA Piper	-	(6,469)	-	N/A	(6,469)
Canadian Information Officer - E&Y	40,196	(29,096)	(5,829)	N/A	16,929
EY Counsel - Borden Ladner Gervais	-	(4,127)	(5,189)	N/A	1,062
Debtor Financial Advisor - FTI Consulting	97,404	(266,213)	-	7/24/2015	(168,809)
Investment Bank - Moelis	-	-	-	TBD	-
Lender's Counsel - Luskin Stern	-	(64,566)	(87,031)	N/A	22,465
Lender's Local Counsel - Fairfield & Woods	-	(1,485)	(6,300)	N/A	4,815
Lender's Financial Advisor - RPA	50,000	(147,480)	(160,836)	N/A	63,355
Lender's Technical Advisor - RPA	-	(3,012)	(7,276)	N/A	4,264
Lender's Counsel - Parsons Behle & Latiner	-	(9,304)	(9,304)	N/A	-
UCC Counsel - Cooley	-	-	-	8/14/2015	-
UCC Financial Advisor - Gavin Solmonese	-	-	-	8/19/2015	-
Epiq	10,945	-	-	7/23/2015	10,945
Total	$278,223	($852,560)	($281,764)		($292,572)

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$46,154
James Wilbourn	General Counsel and Corporate Secretary	Payroll	19,038
Bradley Blacketor	Former CFO	Payroll and PTO Payout	42,256

***List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.*

DEBTOR(S): Midway Gold Corp. 21

CASE NO: 15-16835

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 7/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	129	325		
TOTAL 2nd Quarter		$ 129.31	$ 325	6023	7/30/2015
July	2015	$ 30,419	650		
August	2015	0			
September	2015	0			
TOTAL 3rd Quarter		$ 30,418.98	$ 650		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999.................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. **CASE NO:** 15-16835

2

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		4,885		325		
TOTAL 2nd Quarter		$	4,885.00	$	325	6026	7/30/2015
July	2015	$	310,374		4,875		
August	2015		0				
September	2015		0				
TOTAL 3rd Quarter		$	310,374.46	$	4,875		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company **CASE NO:** 15-16835

16

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	273,696	1,950		
TOTAL 2nd Quarter		$ 273,696.14	$ 975	1059	7/30/2015
July	2015	$ 482,486	4,875		
August	2015	0			
September	2015	0			
TOTAL 3rd Quarter		$ 482,485.62	$ 4,875		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999.............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999.............	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC 13

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$	0			
February			0			
March			0			
TOTAL 1st Quarter		$	0 $			
April		$	0			
May			0			
June	2015		0	325		
TOTAL 2nd Quarter		$	0.00 $	325	6025	7/30/2015
July	2015	$	0	325		
August	2015		0			
September	2015		0			
TOTAL 3rd Quarter		$	0.00 $	325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999.............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co.
14

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$	0			
February			0			
March			0			
TOTAL 1st Quarter		$	0 $			
April		$	0			
May			0			
June	2015		0	325		
TOTAL 2nd Quarter		$	0.00 $	325	2518	7/30/2015
July	2015	$	0	325		
August	2015		0			
September	2015		0			
TOTAL 3rd Quarter		$	0.00 $	325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999..............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 7/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		65,770		650		
TOTAL 2nd Quarter		$	65,770.00	$	650	2517	7/30/2015
July	2015	$	1,472,638		6,500		
August	2015		0				
September	2015		0				
TOTAL 3rd Quarter		$	1,472,637.55	$	6,500		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	1066	7/30/2015
July	2015	$ 0	325		
August	2015	0			
September	2015	0			
TOTAL 3rd Quarter		$ 0.00	$ 325		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999.............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP 20 **CASE NO:** 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1067	7/30/2015
July	2015	$	178,488		1,625		
August	2015		0				
September	2015		0				
TOTAL 3rd Quarter		$	178,487.50	$	1,625		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999..............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999..............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration **CASE NO:** 15-16835

10

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	3424	7/30/2015
July	2015	$ 450	325		
August	2015	0			
September	2015	0			
TOTAL 3rd Quarter		$ 450.00	$ 325		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999..............	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999..............	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999..............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999...........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 **CASE NO:** 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1052	7/30/2015
July	2015	$	41,530		650		
August	2015		0				
September	2015		0				
TOTAL 3rd Quarter		$	41,530.00	$	650		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999.............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 | CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	2095	7/30/2015
July	2015 $	2,727	325		
August	2015	0			
September	2015	0			
TOTAL 3rd Quarter $		2,727.31 $	325		
October	$	0			
November		0			
December		0			
TOTAL 4th Quarter $		0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999.............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999...........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	6021	7/30/2015
July	2015	$ 0	325		
August	2015	0			
September	2015	0			
TOTAL 3rd Quarter		$ 0.00	$ 325		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999.............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999.............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 7/31/15

DEBTOR(S): GEH (US) Holding Inc. **CASE NO:** 15-16835

7

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6022	7/30/2015
July	2015	$	0		325		
August	2015		0				
September	2015		0				
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999.............	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999.............	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999.............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999...........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 7/31/2015

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$	0			
February			0			
March			0			
	TOTAL 1st Quarter	$	0 $			
April		$	0			
May			0			
June	2015		0	325		
	TOTAL 2nd Quarter	$	0.00 $	325	6024	7/30/2015
July	2015	$	0	325		
August	2015		0			
September	2015		0			
	TOTAL 3rd Quarter	$	0.00 $	325		
October		$	0			
November			0			
December			0			
	TOTAL 4th Quarter	$	0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999............	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999............	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999............	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 7/31/2015

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of June 22, 2015 through July 31, 2015. Events occurring after this period and prior to the execution of the monthly operating report will be reported in the appropriate subsequent monthly operating report.

Bankruptcy Process

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

At the outset of their case the Debtors filed the following "First Day Motions": (1) Motion for Joint Administration; (2) Motion for Interim and Final Orders Authorizing the Use of Cash Collateral and Granting Adequate Protection (the "Cash Collateral Motion"); (3) Motion for Interim and Final Orders Establishing Notification and Hearing Procedures for Certain Equity Securities (the "NOL Motion"); (4) Motion for a Final Order Authorizing, but not Directing, the Debtors to Maintain their Existing Bank Accounts and related relief (the "Cash Management Motion"); (5) Motion for a Final and Interim Order Authorizing, but not Directing, Debtors to Pay Taxes and Fees (the "Tax Motion"); (6) Motion for Interim and Final Orders Determining Adequate Assurance of Payment of Future Utility Services and related relief (the "Utilities Motion"); (7) Motion for a Final Order to Pay Prepetition Employee Wages and related expenses (the "Wage Motion"); and (8) Motion for an Order Authorizing Midway Gold U.S. Inc. to act as a Foreign Representative in Ancillary Canadian Insolvency Proceedings (the "Foreign Representative Motion").

On June 23, 2015, the Court granted the Motion for Joint Administration on a final basis. On June 24, 2015, the Court held a hearing on the remaining First Day Motions. At the conclusion of the hearing, the Court granted the following motions: (1) the Wage Motion on a final basis; (2) the Foreign Representative Motion on a final basis; (3) the Utilities Motion on an interim basis with a final hearing to be held on July 21, 2015; (4) the Tax Motion on an interim basis with a final hearing to be held on August 4, 2015; (5) the Cash Management Motion on an interim basis with a final hearing to be held on August 4, 2015; (6) the Cash Collateral Motion on an interim basis with a final hearing to be held on August 4, 2015; and (7) the NOL Motion on an interim basis with a final hearing to be held on August 4, 2015. The August 4, 2015 hearing was subsequently continued to August 13, 2015.

The Utilities Motion was granted on a final basis without the need for a hearing on July 20, 2015. The order was subsequently revised on July 24, 2015.

The Official Committee of Unsecured Creditors (the "Committee") was appointed on July 1, 2015. On July 24, 2015, the Committee filed an Application to Employ Cooley LLP as counsel. On July 29, 2015, the Committee filed an Application to Employ Gavin/Solmonese as its financial advisor.

On June 22, 2015, Debtors filed an Application to Employ Squire Patton Boggs (US) LLP as lead counsel for the Debtors, which was granted on July 17, 2015.

On June 23, 2015, Debtors filed an Application to Employ Sender Wasserman Wadsworth, P.C. as co-counsel for the Debtors, which was granted on July 16, 2015.

On June 25, 2015, Debtors filed an Application to Employ Epiq Bankruptcy Solutions, LLC as claims, noticing and balloting agent, which was amended the same day. The court granted this application on July 23, 2015.

On June 29, 2015, Debtors filed a Motion to Extend Time to File Schedules and Statement of Financial Affairs to July 15, 2015, which was granted on July 2, 2015. The Debtors timely filed their schedules and statements of financial affairs on July 15, 2015.

On June 30, 2015, Debtors filed an Application to Employ Ordinary Course Professionals, which was granted on July 27, 2015.

On July 2, 2015, Debtors filed an Application for Interim Compensation Procedures, which was granted on July 30, 2015.

On July 2, 2015, Debtors filed an Application to Employ FTI Consulting, Inc. as financial advisor and consultant for the Debtors, which was granted on July 24, 2015.

On July 14, 2015, Debtors filed a Motion to Set Bar Date for Filing Proofs of Claim, which was amended on July 17, 2015. This motion was granted on July 20, 2015 and the Court established September 21, 2015 as the deadline to file proofs of claim. Government proofs of claim are due by January 19, 2016.

On July 22, 2015, Debtors filed a Motion to Publish Notice of Bar Date, which was granted on July 22, 2015. Debtors subsequently published notice of the proof of claim bar date in both the United States and Canada in the publications identified in the motion.

On July 28, 2015, the Debtors attended their § 341 Meeting of Creditors.

Prior to the bankruptcy, the Debtors had retained RBC Dominion Securities, Inc. ("RBC") to act as its investment banker in marketing various assets of the Debtors. On July 13, 2015, Debtor filed an application to employ RBC, which was subsequently withdrawn because RBC has since terminated the engagement. The Debtors are in the process of retaining a new investment banker.

Operations

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine. The vendors utilized by the Debtors have been supportive of the operations and the majority have continued to provide goods and services.

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]495	$1,812,723.41	$4,276,511.88	-$2,497,363.48	$3,591,871.81

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/02	5.00	Deposit Made In A Branch/Store
	07/02	577.68	Deposit Made In A Branch/Store
	07/02	601.00	Deposit Made In A Branch/Store
	07/02	4,432.48	Deposit Made In A Branch/Store
	07/06	936,775.28	WT Fed#05494 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0706905394015952 Trn#150706127193 Rfb#
	07/07	861,965.00	WT Fed#02228 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0707907072012382 Trn#150707100088 Rfb#
	07/15	972,779.50	WT Fed#07060 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0715919559017222 Trn#150715095922 Rfb#
	07/20	654,428.00	WT Fed#01245 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0720926149011730 Trn#150720096507 Rfb#
	07/28	844,947.94	WT Fed#09179 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0728939340009322 Trn#150728055959 Rfb#
		$4,276,511.88	**Total electronic deposits/bank credits**
		$4,276,511.88	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	07/01	21,531.58	WT Fed#04695 Keybank National A /Ftr/Bnf=Wade Rain, Inc. Srf# IN15063013060730 Trn#150701077250 Rfb# 000000311
	07/01	12,867.34	WT Fed#05454 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15070109133903 Trn#150701165461 Rfb# 000000312
	07/03	17,739.12	NV Epa Internet 150702 043000099427604 Gold US Inc Midway
	07/03	20,000.00	NV Epa Internet 150702 043000099427572 Gold US Inc Midway
	07/03	20,400.65	NV Epa Internet 150702 043000099426818 Gold US Inc Midway
	07/06	10,399.39	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/06	31,618.46	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/07	220,000.00	Online Transfer Pp #14 Ref #Bbek8Nrtj2
	07/07	2,696.48	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/07	21,881.78	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/08	136,359.00	WT Fed#00056 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15070213411251 Trn#150708066941 Rfb# 000000313
	07/09	1,849.87	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/09	9,947.67	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/10	5,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/10	3,500.00	Thomas Petroleum Arinvoices xxxxx6779 Mdw Pan LLP
	07/13	136,359.00	WT Fed#02305 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15071312550390 Trn#150713131311 Rfb# 000000316
	07/14	21,869.46	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/14	6,358.14	Thomas Petroleum Arinvoices xxxxx6779 Mdw Pan LLP
	07/16	841.85	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/16	200.00	NV Epa Internet 150715 043000092313840 Gold US Inc Midway
	07/16	5,000.00	NV Epa Internet 150715 043000092313832 Gold US Inc Midway
	07/17	85,990.00	WT Fed#08195 Zions Bank /Ftr/Bnf=Delta Fire Systems Inc Srf# IN15071708310200 Trn#150717078801 Rfb# 000000318
	07/17	20,956.26	WT Fed#03556 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15071711312851 Trn#150717130050 Rfb# 000000319
	07/17	67,326.98	WT Fed#03558 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15071711322887 Trn#150717130052 Rfb# 000000320
	07/17	52,181.38	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/17	3,595.52	Thomas Petroleum Arinvoices xxxxx6779 Mdw Pan LLP
	07/20	350,000.00	Online Transfer Ref #Bbetxxq6Ll to 8891621461 on 07/20/2015 0821 Am
	07/21	587.94	WT Fed#00315 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15072111064324 Trn#150721100767 Rfb# 000000322
	07/21	19,860.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/22	179.50	WT Fed#09267 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15072207172787 Trn#150722077192 Rfb# 000000324
	07/22	2,081.18	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/24	68,000.00	WT Fed#00361 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15072112341136 Trn#150721111055 Rfb# 000000323
	07/24	35,000.00	Online Transfer Ref #Bbecgqhgdv to 8891621461 on 07/24/2015 0323 PM
	07/24	173,000.00	Online Transfer Ref #Bben5Vvwcp to 8891621461 on 07/24/2015 0326 PM
	07/24	22,257.35	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	Posted date	Amount	Transaction detail
	07/27	9,644.61	WT Fed#00868 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15072415434388 Trn#150724158237 Rfb# 000000327
	07/27	26,165.83	WT Fed#00870 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15072415425563 Trn#150724158238 Rfb# 000000326
	07/27	300,000.00	Online Transfer Ref #Bbe8Kpg6Y8 to 8891621461 on 07/27/2015 1153 Am
	07/27	24,729.22	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/27	3,969.00	ATT Payment 072415 070452003Epayb Temporaryaccountname
	07/28	19,996.71	Thomas Petroleum Arinvoices xxxxx6779 Mdw Pan LLP
	07/29	22,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/29	70.00	ATT Payment 072715 160062002Epayd Mdw Pan LLP
	07/29	121.50	ATT Payment 072715 229175003Epayd Mdw Pan LLP
	07/29	1,732.11	ATT Payment 072715 218612003Epayd Mdw Pan LLP
	07/31	17,457.68	WT Fed#09318 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15073110320922 Trn#150731174916 Rfb# 000000330
	07/31	22,830.00	WT Fed#09317 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15073110325807 Trn#150731174915 Rfb# 000000331
	07/31	15,543.00	WT Fed#09319 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15073110423082 Trn#150731174920 Rfb# 000000334
	07/31	9,440.90	WT Fed#09300 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15073110415418 Trn#150731174921 Rfb# 000000333
	07/31	68,179.50	WT Fed#09304 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15073110312685 Trn#150731174918 Rfb# 000000329
	07/31	32,893.38	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	07/31	81,183.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
		$2,263,392.54	**Total electronic debits/bank debits**

Man Rpt. 17760 7/29/15 deb

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
2474	250.00	07/17	2485	1,260.00	07/21	2495	112.99	07/28
2475	3,305.00	07/21	2486	919.16	07/21	2496	9,304.25	07/28
2476	1,591.51	07/13	2487	85.09	07/21	2497	647.40	07/31
2477	4,815.00	07/13	2491	429.00	07/31	2499	108.70	07/31
2478	66,074.50	07/14	2492	10,000.00	07/28	2500	219.21	07/31
2479	44,512.75	07/20	2493	85,250.00	07/30	2508	31.03	07/31
2484	3,535.55	07/21	2494	225.00	07/27	2511*	1,294.80	07/31

$233,970.94 **Total checks paid**

* Gap in check sequence

$2,497,363.48 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	1,812,723.41	07/06	2,620,558.31	07/10	3,081,288.31
07/01	1,778,324.49	07/07	3,237,945.05	07/13	2,938,522.80
07/02	1,783,940.65	07/08	3,101,586.05	07/14	2,844,220.70
07/03	1,725,800.88	07/09	3,089,788.31	07/15	3,817,000.20

WELLS FARGO

Daily ledger balance summary *(continued)*

Date	Balance	Date	Balance	Date	Balance
07/16	3,810,958.35	07/22	3,808,760.04	07/29	3,927,379.41
07/17	3,580,658.21	07/24	3,510,502.69	07/30	3,842,129.41
07/20	3,840,573.46	07/27	3,145,769.03	07/31	3,591,871.81
07/21	3,811,020.72	07/28	3,951,303.02		

Average daily ledger balance **$3,175,650.39**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1479 ■ June 1, 2015 - June 30, 2015 ■ Page 1 of 2

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$136,074.58	$547,000.00	-$650,862.31	$32,212.27

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/08	250,000.00	Online Transfer Pp #12 Ref #Bbetxjwcjq
	06/17	42,000.00	Online Transfer June Cigna Ref #Bben5Jkjqf
	06/18	55,000.00	Online Transfer Rif Payroll Ref #Bbegcfv6Rs
	06/25	200,000.00	Online Transfer Ref #Bbe5NC5Cxm From 6198288265 on 06/25/2015 1205 PM
		$547,000.00	**Total electronic deposits/bank credits**
		$547,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/01	18,291.09	Principal Peris Pllc-Peris 4-5899300000547 Wells Fargo Payroll
	06/01	19,056.40	Principal Peris Pllc-Peris 4-5899300000546 Wells Fargo Payroll
	06/02	2,247.49	Rocky Mtn Res Cu Plan Fundi 060115 Rmrmwg Midway Services Comp
	06/11	91,126.87	Paycom Payroll R352 Midway Services Compan
	06/11	171,721.17	Paycom Advance Di R352 Midway Services Compan
	06/17	2,247.49	Rocky Mtn Res Cu Plan Fundi 061615 Rmrmwg Midway Services Comp
	06/18	52,584.46	WT Fed#09805 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15061812003051 Trn#150618122467 Rfb# 000000298
	06/19	25,659.16	Principal Peris Pllc-Peris 4-5899300000455 Wells Fargo Payroll
	06/22	171.00	Rocky Mtn Res Op Client Fee 061915 Rmrmwg Midway Services Comp

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	Posted date	Amount	Transaction detail
	06/22	84,862.14	Cigna Edge Trans Collection 600500006530 Midway Services Compan
	06/25	171,950.58	WT Fed#01174 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15062512084310 Trn#150625126071 Rfb# 000000310
		$639,917.85	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date
1050	758.64	06/08	1051	10,185.82	06/08

$10,944.46	**Total checks paid**
$650,862.31	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	136,074.58	06/11	72,687.10	06/19	89,195.99
06/01	98,727.09	06/17	112,439.61	06/22	4,162.85
06/02	96,479.60	06/18	114,855.15	06/25	32,212.27
06/08	335,535.14				

Average daily ledger balance **$94,032.58**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1479 ▪ July 1, 2015 - July 31, 2015 ▪

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$32,212.27	$525,916.17	-$504,998.30	$53,130.14

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/02	7.49	Deposit Made In A Branch/Store
	07/07	220,000.00	Online Transfer Pp# 14 Ref #Bbek8Nrtxx
	07/09	2,216.86	Rocky Mtn Res Cu Client Fun 070815 Rmrmwg Midway Services Comp
	07/20	300,000.00	Online Transfer Ref #Bbetxxq6T8 From 6198288265 on 07/20/2015 0822 Am
	07/23	3,691.82	Deposit Made In A Branch/Store
		$525,916.17	**Total electronic deposits/bank credits**
		$525,916.17	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	07/02	2,247.49	Rocky Mtn Res Cu Plan Fundi 070115 Rmrmwg Midway Services Comp
	07/06	4,558.40	Principal Peris Plic-Peris 4-5899300001125 Wells Fargo Payroll
	07/06	14,464.93	Principal Peris Plic-Peris 4-5899300000087 Wells Fargo Payroll
	07/07	2,216.86	Rocky Mtn Res Cu Plan Fundi 070615 Rmrmwg Midway Services Comp
	07/08	172,639.70	WT Fed#03706 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15070808153905 Trn#150708077262 Rfb# 000000314
	07/15	2,372.48	Rocky Mtn Res Cu Plan Fundi 071415 Rmrmwg Midway Services Comp
	07/16	13,635.22	Principal Peris Plic-Peris 4-5899300000387 Wells Fargo Payroll
	07/21	61,675.54	Cigna Edge Trans Collection 601200005046 Midway Services Compan
	07/22	186,545.35	WT Fed#06053 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15072213393891 Trn#150722136075 Rfb# 000000325
	07/22	166.75	Rocky Mtn Res Op Client Fee 072015 Rmrmwg Midway Services Comp
	07/24	20,685.50	Principal Peris Plic-Peris 4-5899300001426 Wells Fargo Payroll
	07/28	1,259.79	Principal Peris Plic-Peris 4-5899300001514 Wells Fargo Payroll
	07/28	1,878.18	Rocky Mtn Res Cu Plan Fundi 072715 Rmrmwg Midway Services Comp
		$484,346.19	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1052	1,090.65	07/14	1056	9,105.60	07/22	10080	1,320.09	07/03
1053	1,702.11	07/14	1057	6,171.56	07/31	10081	424.70	07/13
1055 *	353.36	07/24	10079 *	483.84	07/13			

$20,652.11 **Total checks paid**

* Gap in check sequence.

$504,998.30 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	32,212.27	07/09	56,989.15	07/21	275,604.41
07/02	29,972.27	07/13	56,080.61	07/22	79,786.71
07/03	28,652.18	07/14	53,287.65	07/23	83,478.53
07/06	9,628.85	07/15	50,915.17	07/24	62,439.67
07/07	227,411.99	07/16	37,279.95	07/28	59,301.70
07/08	54,772.29	07/20	337,279.95	07/31	53,130.14

Average daily ledger balance **$72,072.82**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]8422 ■ July 1, 2015 - July 31, 2015 ■ Page 1 of 1

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$2,929.56	$0.00	-$2,300.49	$629.07

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/03	68.30	ATT Payment 070215 343812002Epayf Mdw Pan LLP Realty
		$68.30	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
2093	2,232.19	07/29
	$2,232.19	**Total checks paid**
	$2,300.49	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	2,929.56	07/03	2,861.26	07/29	629.07

Average daily ledger balance **$2,649.64**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]8265 ■ July 1, 2015 - July 31, 2015 ■ Page 1 of 3

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$122,776.55	$1,135,220.69	-$1,038,432.78	$219,564.46

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/02	475.00	Deposit Made In A Branch/Store
	07/02	6,649.50	Deposit Made In A Branch/Store
	07/06	46,499.67	WT F50706573464000 Royal Bank of CA /Org=Midway Gold Corp. Srf# F50706573464000 Trn#150706122066 Rfb#
	07/07	220,000.00	Online Transfer Pp#14 Ref #Bber2Rqwg7
	07/20	350,000.00	Online Transfer Ref #Bbe2Rjs78K From 8891621461 on 07/20/2015 0822 Am
	07/22	1,106.40	ACH Returns - Mgc Resources IN - File 7878782339 Coid 1270088512
	07/23	2,490.12	Deposit Made In A Branch/Store
	07/24	35,000.00	Online Transfer Ref #Bbecgqhglf From 8891621461 on 07/24/2015 0324 PM
	07/24	173,000.00	Online Transfer Ref #Bbecgqhh3V From 8891621461 on 07/24/2015 0327 PM
	07/27	300,000.00	Online Transfer Ref #Bben5Wfgnj From 8891621461 on 07/27/2015 1154 Am
		$1,135,220.69	**Total electronic deposits/bank credits**
		$1,135,220.69	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	07/01	4,875.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/06	1,131.03	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/07	220,000.00	Online Transfer Pp# 14 Ref #Bbek8Nrtxx
	07/09	27,201.90	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/10	283.44	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/10	21,188.81	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/13	1,526.38	Client Analysis Srvc Chrg 150710 Svc Chge 0615 000006198288265
	07/13	230.64	Frontier Online E-Bill 25521905 Midway Gold US Inc
	07/14	25,000.00	WT Fed#03567 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15071412150219 Trn#150714126622 Rfb# 000000317
	07/17	5,700.00	WT Fed#03559 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN15071712033794 Trn#150717130051 Rfb# 000000321
	07/17	2,381.40	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/20	300,000.00	Online Transfer Ref #Bbetxxq6T8 to 8891621479 on 07/20/2015 0822 Am
	07/20	225.76	Equipment Financ Onlineinv 150717 Bggbk2001013049 Hewittdebra
	07/21	5,000.00	Online Transfer Ref #Bbe8Kmz8CT to 6198288489 on 07/21/2015 0843 Am
	07/24	35,000.00	Online Transfer Ref #Bbegcrxpv5 to 6198288489 on 07/24/2015 0325 PM
	07/24	173,000.00	Online Transfer Ref #Bben5Vvwpb to 8891621446 on 07/24/2015 0328 PM
	07/24	7,866.40	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/27	15,641.00	WT Fed#00835 Jpmorgan Chase Ban /Ftr/Bnf=Miller Advertising Agency Inc Srf# IN15072415444059 Trn#150724158231 Rfb# 000000328
	07/27	2,000.00	Online Transfer Ref #Bbetxzfmqc to 8891621446 on 07/27/2015 1156 Am
	07/27	1,000.00	Online Transfer Ref #Bbegcshc8V to 6198288489 on 07/27/2015 1158 Am
	07/29	1,106.40	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/31	853.46	WT Fed#09298 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15073110411004 Trn#150731174914 Rfb# 000000332
	07/31	27,192.81	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
		$878,404.43	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
5988	525.00	07/16	6006*	147,095.00	07/30	6012	584.50	07/31
5989	4,200.00	07/15	6007	116.93	07/30	6017*	60.00	07/31
6000*	75.12	07/21	6011*	2,040.00	07/28	6018	756.80	07/30
6001	4,575.00	07/21						
	$160,028.35	**Total checks paid**						

* Gap in check sequence.

$1,038,432.78 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	122,776.55	07/06	170,394.69	07/10	121,720.54
07/01	117,901.55	07/07	170,394.69	07/13	119,963.52
07/02	125,026.05	07/09	143,192.79	07/14	94,963.52

WELLS FARGO

Daily ledger balance summary *(continued)*

Date	Balance	Date	Balance	Date	Balance
07/15	90,763.52	07/22	123,387.64	07/28	397,330.36
07/16	90,238.52	07/23	125,877.76	07/29	396,223.96
07/17	82,157.12	07/24	118,011.36	07/30	248,255.23
07/20	131,931.36	07/27	399,370.36	07/31	219,564.46
07/21	122,281.24				

Average daily ledger balance **$154,780.68**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number [redacted]1461 ■ June 1, 2015 - June 30, 2015 ■

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$1,070,754.32	-$1,070,754.32	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/05	266,421.32	Online Transfer April/May Pan Payroll Ref #Bbetxjclnw
June	06/18	229,333.00	Online Transfer PR Reimb Ref #Bbe5N9C2Qy
	06/19	250,000.00	Online Transfer PR Reimb Ref #Bbextpq4Y5
	06/19	50,000.00	Online Transfer Ref #Bben5K74NY From 6198288265 on 06/19/2015 0217 PM
	06/19	75,000.00	Online Transfer Ref #Bbeeqdssdb From 6198288265 on 06/19/2015 0220 PM
July	06/25	200,000.00 ✓	Online Transfer Ref #Bbegchlm99 From 8891621495 on 06/25/2015 1203 PM
		$1,070,754.32	**Total electronic deposits/bank credits**
		$1,070,754.32	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/05	266,421.32	Online Transfer Ref #Bbegcbf64F to 6198288265 on 06/05/2015 0150 PM
June	06/18	229,333.00	Online Transfer PR Reimb Ref #Bbetxmqx9T
	06/19	250,000.00	Online Transfer Pfr Reimb Ref #Bbe2R87Czf
	06/19	50,000.00	Online Transfer Ref #BbekBHs86S to 8891621495 on 06/19/2015 0218 PM
	06/19	75,000.00	Online Transfer Ref #Bben5K75S6 to 8891621495 on 06/19/2015 0222 PM
	06/25	200,000.00 ✓	Online Transfer Ref #Bbecgg5LTS to 6198288265 on 06/25/2015 1204 PM
July		**$1,070,754.32**	**Total electronic debits/bank debits**
		$1,070,754.32	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	100.00	06/18	100.00	06/25	100.00
06/05	100.00	06/19	100.00		

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1461 ■ July 1, 2015 - July 31, 2015 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$1,078,000.00	-$1,078,000.00	$100.00 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/07	220,000.00 ✓	Online Transfer Pp #14 Ref #Bbek8Nrtj2
	07/20	350,000.00 ✓	Online Transfer Ref #Bbetxxq6Ll From 8891621495 on 07/20/2015 0821 Am
	07/24	35,000.00 ✓	Online Transfer Ref #Bbecgqhgdv From 8891621495 on 07/24/2015 0323 PM
	07/24	173,000.00 ✓	Online Transfer Ref #Bben5Vvwcp From 8891621495 on 07/24/2015 0326 PM
	07/27	300,000.00	Online Transfer Ref #Bbe8Kpg6Y8 From 8891621495 on 07/27/2015 1153 Am
		$1,078,000.00	**Total electronic deposits/bank credits**
		$1,078,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/07	220,000.00 ✓	Online Transfer Pp#14 Ref #Bber2Rqwg7
	07/20	350,000.00 ✓	Online Transfer Ref #Bbe2Rjs78K to 6198288265 on 07/20/2015 0822 Am
	07/24	35,000.00 ✓	Online Transfer Ref #Bbecgqhglf to 6198288265 on 07/24/2015 0324 PM
	07/24	173,000.00 ✓	Online Transfer Ref #Bbecgqhh3V to 6198288265 on 07/24/2015 0327 PM
	07/27	300,000.00	Online Transfer Ref #Bben5Wfgnj to 6198288265 on 07/27/2015 1154 Am
		$1,078,000.00	**Total electronic debits/bank debits**
		$1,078,000.00	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	100.00	07/20	100.00	07/27	100.00
07/07	100.00	07/24	100.00		

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1724 ■ July 1, 2015 - July 31, 2015 ■ Page 1 of 1

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$4,732.60	$0.00	-$125.00	$4,607.60

Debits

Checks paid

Number	*Amount*	*Date*
3423	125.00	07/21
	$125.00	**Total checks paid**
	$125.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
06/30	4,732.60	07/21	4,607.60

Average daily ledger balance **$4,688.24**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0005118
Sheet 00001 of 00001

Analyzed Business Checking

Account number: [redacted]1446 ■ July 1, 2015 - July 31, 2015 ■ Page 1 of 2

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$175,000.00	-$175,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/24	173,000.00	Online Transfer Ref #Bben5Vvwpb From 6198288265 on 07/24/2015 0328 PM
	07/27	2,000.00	Online Transfer Ref #Bbetxzfmqc From 6198288265 on 07/27/2015 1156 Am
		$175,000.00	**Total electronic deposits/bank credits**
		$175,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/24	173,000.00	Online Transfer Ref #Bbecgqhhc8 to 8891621487 on 07/24/2015 0329 PM
	07/27	2,000.00	Online Transfer Ref #Bber2Xyryb to 8891621487 on 07/27/2015 1157 Am
		$175,000.00	**Total electronic debits/bank debits**
		$175,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	100.00	07/24	100.00	07/27	100.00

Average daily ledger balance **$100.00**

Analyzed Business Checking

Account number: [redacted]1487 ■ June 1, 2015 - June 30, 2015 ■ Page 1 of 1

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$53,494.03	$0.00	-$50,000.00	$3,494.03

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/19	50,000.00	Online Transfer Ref #Bbe8Kc4Z4R to 8891621446 on 06/19/2015 0837 Am
		$50,000.00	**Total electronic debits/bank debits**
		$50,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
05/31	53,494.03	06/19	3,494.03

Average daily ledger balance **$33,494.03**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	Beginning balance	Total credits	Total debits	Ending balance
[redacted]1487	$3,494.03	$175,000.00	-$167,366.00	$11,128.03

Credits

Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	07/24	173,000.00	Online Transfer Ref #Bbecgqhhc8 From 8891621446 on 07/24/2015 0329 PM
	07/27	2,000.00	Online Transfer Ref #Bber2Xyryb From 8891621446 on 07/27/2015 1157 Am
		$175,000.00	**Total electronic deposits/bank credits**
		$175,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	07/27	3,141.00	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
		$3,141.00	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date
1063	10,000.00	07/28	1064	154,225.00	07/30
	$164,225.00	**Total checks paid**			
	$167,366.00	**Total debits**			

WELLS FARGO

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	3,494.03	07/27	175,353.03	07/30	11,128.03
07/24	176,494.03	07/28	165,353.03		

Average daily ledger balance **$36,714.83**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]3489 ■ July 1, 2015 - July 31, 2015 ■

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	Beginning balance	Total credits	Total debits	Ending balance
[redacted]3489	$918.61	$41,000.00	-$41,205.00	$713.61

Credits

Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	07/21	5,000.00	Online Transfer Ref #Bbe8Kmz8CT From 6198288265 on 07/21/2015 0843 Am
	07/24	35,000.00	Online Transfer Ref #Bbegcrxpv5 From 6198288265 on 07/24/2015 0325 PM
	07/27	1,000.00	Online Transfer Ref #Bbegcshc8V From 6198288265 on 07/27/2015 1158 Am
		$41,000.00	**Total electronic deposits/bank credits**
		$41,000.00	**Total credits**

Debits

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1049	5,450.00	07/21	1050	33,480.00	07/30	1051	2,275.00	07/31

$41,205.00	**Total checks paid**
$41,205.00	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	918.61	07/24	35,468.61	07/30	2,988.61
07/21	468.61	07/27	36,468.61	07/31	713.61

Average daily ledger balance **$7,719.09**

ROYAL BANK OF CANADA
P.O. BAG SERVICE 2650
CALGARY AB T2P 2M7

Business Account Statement

RBBDA11020_8661383E U 00010 00040

MIDWAY GOLD CORP.
POINT AT INVERNESS SUITE 280
8310 SOUTH VALLEY HIGHWAY
ENGLEWOOD CO USA 000080112
USA

June 30, 2015 to July 31, 2015

Account number: [redacted]-592-8

How to reach us:
Please contact your RBC Banking representative or call
1-800-Royal®2-0
(1-800-769-2520)
www.rbcroyalbank.com/business

Account Summary for this Period

Business Current Account

Royal Bank of Canada
1025 W GEORGIA ST, VANCOUVER, BC V6E 3N9

Opening balance on June 30, 2015	$10.09
Total deposits & credits (1)	+ 20.45
Total cheques & debits (3)	- 30.54
Closing balance on July 31, 2015	**= $0.00** ✓

Account Activity Details

Date	Description	Cheques & Debits ($)	Deposits & Credits ($)	Balance ($)
	Opening balance			10.09
02 Jul	Paper statement with images fee 1 @ 3.00	3.00		7.09
07 Jul	Activity fee	27.50		-20.41
17 Jul	Overdraft interest @ RBP+05.00%P.A	0.04		-20.45
24 Jul	BR TO BR - Credit Memo 8715 Account closure reversed fee		20.45	0.00
	Closing balance			0.00

Account Fees: $30.50

Please check this Account Statement without delay and advise us of any error or omission within 45 days of the statement date.
An image included on this Account Statement does not indicate that a cheque has been successfully processed as of the statement date.
Please retain this statement for your records. Additional copies will be subject to a nominal fee.
® Registered trademarks of Royal Bank of Canada.
Royal Bank of Canada GST Registration Number: R105248165.

ROYAL BANK OF CANADA
P.O. BAG SERVICE 2650
CALGARY AB T2P 2M7

Business Account Statement

U.S. Funds

June 30, 2015 to July 31, 2015

RBBDA11020_8861383E U 00010 00239

MIDWAY GOLD CORP.
POINT AT INVERNESS SUITE 280
8310 SOUTH VALLEY HIGHWAY
ENGLEWOOD CO USA 000080112
USA

Account number: [redacted]-964-2

How to reach us:
Please contact your RBC Banking representative or call
1-800-Royal®2-0
(1-800-769-2520)
www.rbcroyalbank.com/business

Account Summary for this Period

Business Current Account

Royal Bank of Canada
1025 W GEORGIA ST, VANCOUVER, BC V6E 3N9

Opening balance on June 30, 2015	$46,519.67
Total deposits & credits (1)	+ 3.01
Total cheques & debits (3)	- 46,522.68
Closing balance on July 31, 2015	= $0.00 ✓

Account Activity Details

Date	Description	Cheques & Debits ($)	Deposits & Credits ($)	Balance ($)
	Opening balance			**46,519.67**
06 Jul	Web payment WIRE7518702209	46,519.67		0.00
07 Jul	Activity fee	3.00		-3.00
17 Jul	Overdraft interest @ USBR+05.00%PA	0.01		-3.01
24 Jul	BR TO BR - 8715		3.01	0.00
	Closing balance			**0.00**

0647455-0001129-00239-0001-0001-00-1

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_8769256_007 E U 09656 00159

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account		Account Type	Statement From - To
Branch No.	Account No.	CURRENT ACCOUNT	JUN 30/15 - JUL 31/15
9656	[redacted]6025		Page 1 of 2

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			JUN30	95,879.84
150701B7120700RPW	25,000.00		JUL02	
CIPS CREDIT INTEREST		106.06	JUL02	70,985.90
SEARCHES	33.50		JUL07	70,952.40
WIRE ADMIN FEE	50.00		JUL13	
150713B2116100WIRE	3,377.50		JUL13	67,524.90
WIRE PYMT CHGS	135.00		JUL21	
IWPN CHARGES	5.00		JUL21	
CMS-BR/PT FEES	6.00		JUL21	
CMS-BR/PT FEES	45.00		JUL21	67,333.90
WIRE ADMIN FEE	50.00		JUL27	
150727B8377100WIRE	7,606.02	(7576.02)	JUL27	59,677.88
CHQ#00870-2300047234	450.00		JUL28	59,227.88
SERVICE CHARGE	1.25		JUL31	59,226.63

1 CHQ ENCLOSED NEXT STATEMENT DATE IS AUG 31/15
MONTHLY AVER. CR. BAL. $68,300.46
MONTHLY MIN. BAL. $59,226.63
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	106.06
Debits	12	36,759.27

-
-
-

BNY MELLON

July 31, 2015

Envelope Contents

Account Information	Number of Pages	Starting Page Number	Account Information	Number of Pages	Starting Page Number
MDW PAN LLP OPERATING RES ACCT [redacted]0589	2	1 of 8			
MDW PAN LLP CAPEX RES ACCT [redacted]0690	2	3 of 8			
MDW PAN LLP COMPENSATION ACCT [redacted]0698	2	5 of 8			
MDW PAN LLP DEBT SER RES ACC [redacted]0699	2	7 of 8			

00016470 02 AB 0.917 02 TR 00201 XBNEF004 000000
MIDWAY GOLD
BRAD BLACKETER
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

RECEIVED AUG 11 2015

This Page Intentionally Blank

BNY MELLON

WAY GOLD
BRAD BLACKETER
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Account Statement

Statement Period 07/01/2015 Through 07/31/2015

Account [redacted]0689
MDW PAN LLP OPERATING RES ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield

No Assets Held

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	0.00	0.00		0.00	0.00
CLOSING BALANCE	0.00	0.00	0.00	0.00	0.00

T' 'hove cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses
ortable under the Internal Revenue Code.

BNY MELLON

/AY GOLD
BRAD BLACKETER
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Account Statement

Statement Period 07/01/2015 Through 07/31/2015

Account [redacted]0690
MDW PAN LLP CAPEX RES ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield
		No Assets Held			

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	0.00	0.00		0.00	0.00
CLOSING BALANCE	0.00	0.00	0.00	0.00	0.00

Th· ·bove cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses a rtable under the Internal Revenue Code.

BNY MELLON

WAY GOLD
BRAD BLACKETER
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Account Statement

Statement Period 07/01/2015 Through 07/31/2015

Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Account Overview



Percent of all Investments	Asset Classification	Market Value
100%	CASH AND SHORT TERM	36,478.39
100%	TOTAL OF ALL INVESTMENTS	36,478.39

Summary of Assets Held

Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield
CASH AND SHORT TERM	36,478.39	36,478.39	0.00	0.00	0.00%
ACCOUNT TOTALS	36,478.39	36,478.39	0.00	0.00	0.00%

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	0.00	36,478.39		0.00	0.00
OTHER CASH ADDITIONS	0.00	0.00	0.00	0.00	1,003,306.25
OTHER CASH DISBURSEMENTS	0.00	0.00	0.00	0.00	966,829.86 -
CLOSING BALANCE	0.00	36,478.39	0.00	0.00	36,478.39

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

BNY MELLON

Statemer' Period 07/01/2015 Through 07/31/2015
Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

Statement of Assets Held

Shares / Par Value	Asset Description	Market Price / Average Cost	Market Value / Cost	Accrued Income / Est Annual Income	Market Yield
CASH AND SHORT TERM					
	CASH BALANCE	0.00000	36,478.39	0.00	0.00%
		0.00000	36,478.39	0.00	
Total CASH AND SHORT TERM			**36,478.39**	**0.00**	**0.00%**
			36,478.39	**0.00**	
ACCOUNT TOTALS			**36,478.39**	**0.00**	**0.00%**
			36,478.39	**0.00**	

Total Market Value Plus Total Accrued Income 36,478.39

Statement of Transactions

Transaction Date	Transaction Description	Income	Principal	Cost	Realized Gains/Losses

No Transactions This Period

The Bank of New York Mellon may utilize subsidiaries and affiliates to provide services and certain products to the Account. Subsidiaries and affiliates may be compensated for their services and products.

The value of securities set forth on this Account Statement are determined by The Bank of New York Mellon for Corporate Trust on the basis of market prices and information obtained by The Bank of New York Mellon from unaffiliated third parties (including independent pricing vendors) ("third party pricing services"). The Bank of New York Mellon has not verified such market values or information and makes no assurances as to the accuracy or correctness of such market values or information or that the market values set forth on this Account Statement reflect the value of the securities that can be realized upon the sale of such securities. In addition, the market values for securities set forth in this Account Statement may differ from the market prices and information for the same securities used by other business units of The Bank of New York Mellon or its subsidiaries or affiliates based upon market prices and information received from other third party pricing services utilized by such other business units. Corporate Trust does not compare its market values with those used by, or reconcile different market values used by, other business units of The Bank of New York Mellon or its subsidiaries or its affiliates. The Bank of New York Mellon shall not be liable for any loss, damage or expense incurred as a result of or arising from or related to the market values or information provided by third party pricing services or the differences in market prices or information provided by other third party pricing services.

BNY MELLON

/AY GOLD
BRAD BLACKETER
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Account Statement

Statement Period 07/01/2015 Through 07/31/2015

Account [redacted]0699
MDW PAN LLP DEBT SER RES ACC

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield

No Assets Held

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	0.00	0.00		0.00	0.00
CLOSING BALANCE	0.00	0.00	0.00	0.00	0.00

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses a table under the Internal Revenue Code.

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	[redacted]5490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	3,591,871.81
Add Pending Deposits	.00
Less Outstanding Checks	54,013.87-
	3,537,857.94
Balance per General Ledger	3,537,857.94
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
White Pine County Tourism & Re	5/1/2014	00001229	834.00-
Alfred Hoekenga	11/18/2014	00001658	178.00-
Toby J. Valdez	5/5/2015	00002346	16.32-
United Rentals, Inc	6/8/2015	00002460	2,402.27-
19_Gust Electric Inc	7/9/2015	00002473	500.00-
Airgas, Inc	7/27/2015	00002498	937.98-
Nevada Division of Water Resou	7/27/2015	00002501	696.00-
Airgas, Inc	7/27/2015	00002502	57.14-
Barrick Gold of North America	7/27/2015	00002503	1,099.92-
Ely Disposal Service Inc	7/27/2015	00002504	150.00-
Eureka County Television Distr	7/27/2015	00002505	750.00-
Eureka Town Water and Sewer	7/27/2015	00002506	39.86-
Mt Wheeler Power	7/27/2015	00002507	6,173.52-
Nevada Rural Housing Authority	7/27/2015	00002509	1,795.00-
Roscoe Postle Associates Inc	7/27/2015	00002510	7,275.89-
White Pine County Recorder	7/27/2015	00002512	5,783.00-
U.S. Trustee	7/30/2015	00002517	650.00-
U.S. Trustee	7/30/2015	00002518	325.00-
Ely Disposal Service Inc	7/31/2015	00002519	3,900.00-
J&M Trucking, Inc.	7/31/2015	00002520	250.00-
Leica Geosystems Inc.	7/31/2015	00002521	4,281.63-
Mt Wheeler Power	7/31/2015	00002523	43.64-
Rapidspace/Quick Space	7/31/2015	00002524	382.43-
Tetra Tech	7/31/2015	00002525	4,950.00-
Wheeler Machinery Co	7/31/2015	00002526	874.52-
Direct Force Maintenance LLC	7/31/2015	00002527	2,010.50-
Gustavson Associates LLC	7/31/2015	00144572	7,657.25-
			54,013.87-

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	[redacted]4746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	53,130.14 ✓
Add Pending Deposits	.00
Less Outstanding Checks	975.00- ✓
	~ 52,155.14
Balance per General Ledger	52,155.14 ✓
Variance	~ .00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	[redacted]0152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	629.07 ✓
Add Pending Deposits	.00
Less Outstanding Checks	426.82- ✓
	202.25
Balance per General Ledger	202.25 ✓
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	[redacted]8486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	219,564.46
Add Pending Deposits	.00
Less Outstanding Checks	16,109.84-
	203,454.62
Balance per General Ledger	203,454.62
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
George Hawes	4/1/2015	00005928	300.00-
Spatial Dimension	5/1/2015	00144438	32.60-
LexisNexus	5/14/2015	00005966	423.36-
LaQuinta Inn & Suites	6/12/2015	00005979	1,420.80-
DOI Bureau of Land Management-	7/24/2015	00006005	465.00-
Ferry County Auditor	7/24/2015	00006008	74.00-
Grow Resources	7/24/2015	00006009	1,000.00-
Nye County Recorder	7/24/2015	00006010	4,666.00-
White Pine County Recorder	7/24/2015	00006013	3,609.50-
White Pine County Recorder	7/27/2015	00006019	1,131.50-
All Copy Products Inc-PA	7/27/2015	00006020	500.35-
U.S. Trustee	7/30/2015	00006021	325.00-
U.S. Trustee	7/30/2015	00006022	325.00-
U.S. Trustee	7/30/2015	00006023	325.00-
U.S. Trustee	7/30/2015	00006024	325.00-
U.S. Trustee	7/30/2015	00006025	325.00-
U.S. Trustee	7/30/2015	00006026	325.00-
FedEx	7/31/2015	00006027	25.82-
Mt Wheeler Power	7/31/2015	00006028	104.49-
Tab Products CO LLC	7/31/2015	00006029	146.80-
All Copy Products- MO	7/31/2015	00144565	259.62-
			16,109.84-

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	[redacted]4250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	[redacted]6862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	4,607.60 ✓
Add Pending Deposits	.00
Less Outstanding Checks	325.00- ✓
	~ 4,282.60
Balance per General Ledger	4,282.60 ✓
Variance	~ .00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	[redacted]4498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	100.00 ✓
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00 ✓
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	[redacted]5738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	11,128.03 ✓
Add Pending Deposits	.00
Less Outstanding Checks	11,121.50- ✓
	~ 6.53
Balance per General Ledger	6.53 ✓
Variance	~ .00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	[redacted]9200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	713.61
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	388.61
Balance per General Ledger	388.61
Variance	.00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	[redacted]7894	21.10216
Account Description	Royal Bank of Canada (CAD)	
Period Ending	7/31/2015	

Balance per Bank Statement	.00 ✓
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00 ✓
Variance	~ .00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	[redacted]7891	21.10116
Account Description	Royal Bank of Canada (USD)	
Period Ending	7/31/2015	

Balance per Bank Statement	.00 ✓
Add Pending Deposits	.00
Less Outstanding Checks	.00 ✓
Balance per General Ledger	.00 ✓
Variance	~ .00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	[redacted]7893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	7/31/2015	

Balance per Bank Statement	59,226.63 ✓
Add Pending Deposits	.00
Less Outstanding Checks	1,241.50- ✓
	~ 57,985.13
Balance per General Ledger	57,985.13 ✓
Variance	~ .00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	[redacted]1630	19.10121
Account Description	BNY Mellon - Compensation	
Period Ending	7/31/2015	

Balance per Bank Statement	36,478.39
Add Pending Deposits	.00
Less Outstanding Checks	.00
	36,478.39
Balance per General Ledger	36,478.39
Variance	.00

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 07/28/2015

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MARSH USA INC. 1225 17TH STREET, SUITE 1300 DENVER, CO 80202-5534 Attn: Denver.CertRequest@marsh.com / 212-948-4381	CONTACT NAME: PHONE (A/C, No, Ext): FAX (A/C, No): E-MAIL ADDRESS:	
	INSURER(S) AFFORDING COVERAGE	NAIC #
328830-STND-Poll-15-16	INSURER A : Ironshore Specialty Insurance Company	25445
INSURED Midway Gold Corp. Attn: Jim Wilbourn 8310 South Valley Highway, Suite 280 Englewood, CO 80112	INSURER B :	
	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES **CERTIFICATE NUMBER:** SEA-002797165-05 **REVISION NUMBER:** 4

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS / SCHEDULED AUTOS HIRED AUTOS / NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	POLLUTION LIABILITY			002097301	07/01/2015	07/01/2016	LIMITS (SEE ATTACHED)	$5,000,000
							DEDUCTIBLE	$100,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

U.S. Bank National Association, in its capacity as administrative agent for the benefit of the lenders and its successors and assigns, and Commonwealth Bank of Australia, as Collateral Agent are included as Additional Insured ATIMA.

CERTIFICATE HOLDER	CANCELLATION
Commonwealth Bank of Australia, as Collateral Agent 599 Lexington Avenue, 17th Floor New York, NY 10022	**SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.**
	AUTHORIZED REPRESENTATIVE of Marsh USA Inc. Sharon A. Hammer *Sharon A. Hammer*

AGENCY CUSTOMER ID: 328830

LOC #: Denver

ADDITIONAL REMARKS SCHEDULE

AGENCY		NAMED INSURED
MARSH USA INC.		Midway Gold Corp. Attn: Jim Wilbourn 8310 South Valley Highway, Suite 280 Englewood, CO 80112
POLICY NUMBER		
CARRIER	NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

$5,000,000 Each Incident Limit

$5,000,000 Coverage Aggregate Limit

$5,000,000 Policy Aggregate Limit

The following subsidiaries are also included as named insured:

GEH (U.S.) Holding Inc.

Golden Eagle Holding Inc.

MDW Gold Rock LLP

MDW Pan Holding Corp.

MDW Pan LLP

MDW-GR Holding Corp.

Midway Exploration LLC

Midway Gold Realty LLC

Midway Gold Rock Mine Co.

Midway Gold US Inc.

Midway Pan Mine Co.

Midway Services Company

Mine Services LLC

Nevada Talon LLC

RR Exploration LLC

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 07/28/2015

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MARSH USA INC. 1225 17TH STREET, SUITE 1300 DENVER, CO 80202-5534 Attn: Denver.CertRequest@marsh.com / 212-948-4381 328830-STND-Poll-15-16	CONTACT NAME: PHONE (A/C, No, Ext): FAX (A/C, No): E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE — NAIC # INSURER A : Ironshore Specialty Insurance Company — 25445
INSURED Midway Gold Corp. MDW Pan LLP Attn: Jim Wilbourn 8310 South Valley Highway, Suite 280 Englewood, CO 80112	INSURER B : INSURER C : INSURER D : INSURER E : INSURER F :

COVERAGES — **CERTIFICATE NUMBER:** SEA-002797164-03 — **REVISION NUMBER:** 4

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	$ $ $ $ $ $ $
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS / SCHEDULED AUTOS HIRED AUTOS / NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	$ $ $ $ $
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE AGGREGATE	$ $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? N (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 $ $ $
A	POLLUTION LIABILITY			002097301	07/01/2015	07/01/2016	LIMITS (SEE ATTACHED) DEDUCTIBLE	$5,000,000 $100,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Hale Capital Partners LP as administrative agent and collateral agent, its successors and/or assigns in its capacity as the collateral agent on behalf of the Secured Parties and the Secured Parties, are included as additional insured. Coverage includes property damage and bodily injury to third parties. Pollution conditions as a result of project construction, operations and unknown pre-existing conditions prior to April 16, 2007. Separation of Insured provisions apply. Policy is Primary and Contributory either by shares or limits

CERTIFICATE HOLDER	CANCELLATION
Hale Capital Partners, L.P. as Administrative Agent 17 State Street, Suite 3230 New York, NY 10004	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE of Marsh USA Inc. Sharon A. Hammer — Sharon A. Hammer

AGENCY CUSTOMER ID: 328830

LOC #: Denver

ACORD®

ADDITIONAL REMARKS SCHEDULE

AGENCY		NAMED INSURED
MARSH USA INC.		Midway Gold Corp. MDW Pan LLP Attn: Jim Wilbourn 8310 South Valley Highway, Suite 280 Englewood, CO 80112
POLICY NUMBER		
CARRIER	NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

$5,000,000 Each Incident Limit

$5,000,000 Coverage Aggregate Limit

$5,000,000 Policy Aggregate Limit